Exhibit 10.1

CONSENT UNDER CREDIT AGREEMENT

This CONSENT UNDER CREDIT AGREEMENT (this “Agreement”), dated as of November 2, 2015, is entered into among COEUR MINING, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto (together with the Borrower, the “Loan Parties” and each a “Loan Party”), and the Required Lenders party hereto and is made with reference to that certain CREDIT AGREEMENT, dated as of June 23, 2015 (the “Credit Agreement”), by and among the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders and BARCLAYS BANK PLC, as administrative agent (in such capacity and including any successors, the “Administrative Agent”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Agreement.
RECITALS
A. WHEREAS, the Borrower has requested the Required Lenders to grant a consent in respect of Section 6.11 of the Credit Agreement to permit the redemption, prepayment, acquisition and cancellation of Senior Notes, in one or more transactions from time to time, with the proceeds from, or directly in exchange (including exchanges pursuant to Section 3(a)(9) of the Securities Act) for, the issuance of up to $100 million of the Borrower’s common stock during a period of twelve (12) months commencing on the date hereof (collectively, the “Transactions”).
B. WHEREAS, the Borrower and the Required Lenders have agreed to grant such consent as set forth herein upon the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Consent. On the terms and subject to the conditions set forth herein and in reliance on the representations and warranties set forth herein, the Required Lenders hereby consent to the consummation of the Transactions notwithstanding the requirements of Section 6.11(b) of the Credit Agreement and agree that no Default or Event of Default in respect of a breach of such Section 6.11(b) shall occur as a result of the Transactions.
SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants to each Lender and the Administrative Agent that the following statements are true and correct in all respects:

(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects;

(b) each Loan Party has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and each Loan Document, as amended hereby. The execution and delivery of this Agreement and the performance by each Loan Party of this Agreement and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Loan Party;

(c) this Agreement has been duly executed and delivered by each Loan Party that is a party hereto and this Agreement is the legally valid and binding obligation of such Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(d) no Default or Event of Default exists, or would result from the execution and delivery of this Agreement.

SECTION 3. Reaffirmations

(a) Each Loan Party reaffirms the Obligations pursuant to the Credit Agreement, and/or its guaranty thereof, as the case may be. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound is and will continue to be in full force and effect and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement, except as expressly set forth herein.

(b) Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations, subject to the terms contained in the applicable Loan Documents and (iii) confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.

SECTION 4. Conditions to Effectiveness of this Agreement. The effectiveness of this Agreement shall be subject to the following conditions precedent (the date on which such conditions have been satisfied (or waived) is referred to herein as the “Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts of this Agreement from each Loan Party and the Required Lenders, each of which shall be originals or facsimiles or “.pdf” files (followed promptly by originals) unless otherwise specified.

(b) No Default or Event of Default shall exist or would result from the execution and delivery of this Agreement.

(c) The Administrative Agent shall have received all out-of-pocket costs and expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), required to be paid in accordance with the Credit Agreement, on or before the Effective Date.

(d) Both immediately before and immediately after giving effect to this Agreement, the representations and warranties set forth in Section 2 hereof shall be true and correct in all material respects on and as of the Effective Date to the same extent as if made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

SECTION 5. Effect of the Consent. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The consent set forth in Section 1 of this Agreement is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to constitute a waiver of any provision of the Credit Agreement or any Loan Document or prejudice any right, power or remedy of the Administrative Agent or any Lender, except as expressly or specifically set forth herein or (iii) create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to forbear, waive, consent or execute similar waivers under the same or similar circumstances in the future.

SECTION 6. Counterparts. This Agreement may be executed by the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

SECTION 8. Submission to Jurisdiction.    Section 9.15 of the Credit Agreement is hereby incorporated by reference.

SECTION 9. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

COEUR MINING, INC.,
as Borrower and a Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: SVP & CFO

COEUR ALASKA, INC.,
as Subsidiary Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

COEUR ROCHESTER, INC.,
as Subsidiary Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

WHARF RESOURCES (U.S.A.), INC.,
as Subsidiary Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

WHARF RESOURCES MANAGEMENT INC.,
as Subsidiary Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

[Signature page to the Consent]

WHARF REWARD MINES INC.,
as Subsidiary Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

WHARF GOLD MINES INC.,
as Subsidiary Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

GOLDEN REWARD MINING COMPANY LIMITED PARTNERSHIP, as Subsidiary Guarantor
By: Wharf Reward Mines Inc., its general partner

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

COEUR CAPITAL, INC.,
as Subsidiary Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

COEUR EXPLORATIONS, INC.,
as Subsidiary Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

[Signature page to the Consent]

COEUR SOUTH AMERICA CORP.,
as Subsidiary Guarantor

By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell
Title: Vice President

[Signature page to the Consent]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

THORNBURG STRATEGIC INCOME FUND, as a Lender
By: /s/ Jason Brady
Name: Jason Brady
Title: PM/MD/VP

[Signature page to the Consent]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

THORNBURG INVESTMENT INCOME BUILDER FUND, as a Lender
By: /s/ Jason Brady
Name: Jason Brady
Title: PM/MD/VP

[Signature page to the Consent]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

ARLINGTON COUNTY EMPLOYEES’ RETIREMENT SYSTEM, as a Lender
By: /s/ Jason Brady
Name: Jason Brady
Title: PM/MD/VP

[Signature page to the Consent]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

DELAWARE PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender
By: /s/ Jason Brady
Name: Jason Brady
Title: PM/MD/VP

[Signature page to the Consent]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

BLT 13 LLC, as a Lender
By: /s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

[Signature page to the Consent]